Provisions and Other Non-Current Liabilities - Summary of Provisions and Other Non-Current Liabilities (Detail) - USD ($) $ in Millions	Jun. 30, 2024	Dec. 31, 2023
Disclosure of other provisions [abstract]
Net defined benefit plan obligations	$ 524	$ 535
Deferred compensation and employee incentives	75	74
Provisions	73	71
Other non-current liabilities	6	12
Total provisions and other non-current liabilities	$ 678	$ 692